UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 21, 2023

FATHOM DIGITAL MANUFACTURING CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-39994	40-0023833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1050 Walnut Ridge Drive

Hartland, WI 53029

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (262) 367-8254

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	FATH	NYSE
Warrants to purchase Class A common stock	FATH.WS	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

er next two years Expanded mid-volume production of existing program $1.7 million in 2021; expect $4-$8 million in 2022 orders Prototype with mid-volume production follow-on $4.5 million over three-month period New cross-sell of sheet metal low-volume production $450k in 2021; expect over $1.5 million in 2022 orders Prototype & low-volume production Global healthcare company Global semiconductor company Disruptive electric vehicle manufacturer Global leader in mobile robotics 1 2 3 4 5 6 Global leader in gas measurement instruments and technologies Leading subsea technology company $550K production order Expansion to higher volume production of existing program New Strategic Accounts Existing Strategic Accounts

Statement (preliminary unaudited) Repor

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On September 21, 2023, the New York Stock Exchange (the “NYSE”) notified Fathom Digital Manufacturing Corporation (the “Company”), and on September 22, 2023, publicly announced, that the NYSE has determined to (A) commence proceedings to delist the Company’s warrants, each whole warrant exercisable to purchase one share of the Company’s Class A common stock, par value $0.0001 per share (the “Class A common stock”), at a price of $11.50 per share, and listed to trade on the NYSE under the symbol “FATH.WS” (the “Warrants”), and (B) immediately suspend trading in the Warrants due to “abnormally low” trading price levels pursuant to Section 802.01D of the NYSE Listed Company Manual, each as of September 22, 2023. The Company does not intend to appeal the NYSE’s determination.

Trading in the Company’s Class A common stock will continue on the NYSE under the symbol “FATH”.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FATHOM DIGITAL MANUFACTURING CORPORATION

By:	/s/ Mark Frost
Name:	Mark Frost
Title:	Chief Financial Officer

Date: September 22, 2023